EXHIBIT 99.1

MONTHLY OPERATING REPORT                  DEBTOR:                       PSC INC.
                                                          ----------------------

                                          CASE #:                 02-15876 (SMB)
                                                            JOINTLY ADMINISTERED
                                                          ----------------------
                                REPORTING PERIOD:                 FEBRUARY, 2002
                                                          ----------------------

Monthly Operating Report Prepared By Debtor

                                                               -----------------
TABLE OF CONTENTS                                                 Form Number
                                                               -----------------

   Statement of Operations                                           MOR 1
   Balance Sheet                                                     MOR 2
   Cashflow Statement                                                MOR 3
   Schedule of Cash Receipts and Disbursements                       MOR 4
   Schedule of Cash Receipts and Disbursements - Detailed Report     MOR 4-A
   Schedule of Accounts Payable                                      MOR 5
   Status of Post-Petition Taxes
                Sales Tax                                            MOR 6
                Payroll Taxes                                        MOR 7
                Property Taxes                                       MOR 8
                Income Taxes                                         MOR 9
   Accounts Receivable                                               MOR 10
   Debtor Questionnaire And Insurance Certification                  MOR 11
   Notes To Financials                                               MOR 12


   Debtor:             PSC Inc.                         02-15876 (SMB)
                       PSC Scanning, Inc.               02-15877 (SMB)

   Address:            111 SW Fifth Avenue, Suite 4100
                       Portland, OR  97204

   Debtors Attorneys:  Schulte Roth & Zabel LLP
                       919 Third Avenue
                       New York, NY   10022

   CERTIFICATION:
   The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

    /s/ PAUL M. BROWN                      3-17-2003
   -------------------------------------   -------------------------------------
   Signature of Authorized Individual      Date

                                           Vice President and Chief
   Paul M. Brown                           Financial Officer
   -------------------------------------   -------------------------------------
   Printed Name of Authorized Individual   Title of Authorized Individual

   Indicated if this is an amended statement                         -----------
   by checking here:                           AMENDED STATEMENT:
                                                                     -----------

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

                                                                 ------------------  ----------------  ---------------
                                                                     Unaudited          Unaudited        Unaudited
                                                                 ------------------  ----------------  ---------------
                                                                   December 31,        January 24,      February 21,
Consolidated Statement of Operations (MOR-1)            (a),(b)        2002               2003              2003
                                                                 ------------------  ----------------  ---------------
Sales to third parties                                                    $ 15,529          $ 11,523         $ 13,587

Cost of Sales                                                               11,261             7,172            8,376
                                                                 ------------------  ----------------  ---------------

     Gross Profit                                                            4,268             4,351            5,211
                                                                 ------------------  ----------------  ---------------

Operating Expenses
     Sales & Marketing                                                       3,526             2,382            2,722
     Engineering, R&D                                                        1,089             1,058              753
     General & Administrative                                                1,304               804              888
     MIP & Profit Sharing                                                        -                 -              172
     Debt Restructuring Fees                                                   450               503              499
     Foreign Curr. (Gain) Loss                                                (212)             (114)              45
     Write-off of Debt Discount                                                  -               732                -
     Write-off of Goodwill                                                       -               633                -
                                                                 ------------------  ----------------  ---------------
         Total Operating Expenses                                            5,955             5,998            5,079

     Operating Profit (Loss)                                                (1,687)           (1,647)             132
                                                                 ------------------  ----------------  ---------------

Other (Income) Expense
     Other (Income) Expense                                                 (1,788)              (26)              51
     Interest Expense                                                           77                30               18
                                                                 ------------------  ----------------  ---------------
        Other (Income) Expense                                              (1,711)                4               69
                                                                 ------------------  ----------------  ---------------

Income (Loss) Before Taxes                                                    $ 24          $ (1,651)            $ 63

Tax Provision (Benefit)                                                        338                (2)             129
                                                                 ------------------  ----------------  ---------------

Net Income (Loss)                                                           $ (314)         $ (1,649)           $ (66)
                                                                 ==================  ================  ===============



Notes:
(a) This Statement of Operations is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) (b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

                                                           --------------  -------------   --------------  --------------
                                                             Unaudited      Unaudited        Unaudited       Unaudited
                                                           --------------  -------------   --------------  --------------
Consolidated Balance Sheet (MOR-2)                           11/22/02
                                                        (a)(Petition Date)   12/31/02        01/24/03        02/21/03
                                                           --------------  -------------   --------------  --------------
Assets
--------------------------------------------------------
Current Assets
    Cash and cash equivalents                                      2,328          3,308            3,733           4,099
    Accounts Receivable - net                                     29,643         29,012           30,182          30,625
    Inventories - net                                             22,891         20,121           19,289          19,097
    Prepaid Expenses and Other                                     2,832          3,960            4,738           4,643
                                                           --------------  -------------   --------------  --------------
         Total current assets                                     57,694         56,401           57,942          58,464
                                                           --------------  -------------   --------------  --------------

Property, Plant and Equipment
    Land                                                               -              -                -               -
    Buildings & Improvements                                          29             54              559             551
    Office Furniture                                              13,966         14,117           14,153          14,245
    Production Equipment                                          17,629         17,719           17,852          17,921
    Leasehold Improvements                                           921            926              929             930
                                                           --------------  -------------   --------------  --------------
         Total property, plant and equipment                      32,545         32,816           33,493          33,647
    Less:  Accumulated Depreciation                              (23,961)       (24,337)         (25,264)        (25,523)
                                                           --------------  -------------   --------------  --------------
                                                           --------------  -------------   --------------  --------------
         Net property, plant and equipment                         8,584          8,479            8,229           8,124
                                                           --------------  -------------   --------------  --------------

Other Assets
    Intangibles from Acquisitions                                    102             50                -               -
    Other Intangibles                                             14,751         15,119           14,401          14,509
    Other Assets                                                    (358)            86              227             178
    Less:  Accumulated amortization                               (5,593)        (5,742)          (5,909)         (6,070)
                                                           --------------  -------------   --------------  --------------
                                                           --------------  -------------   --------------  --------------
         Total other assets                                        8,902          9,513            8,719           8,617
                                                           --------------  -------------   --------------  --------------

Total Assets                                                      75,180         74,393           74,890          75,205
                                                           ==============  =============   ==============  ==============

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

                                                           --------------  -------------   --------------  --------------
                                                             Unaudited      Unaudited        Unaudited       Unaudited
                                                           --------------  -------------   --------------  --------------
Consolidated Balance Sheet (MOR-2)                           11/22/02
                                                        (a)(Petition Date)   12/31/02        01/24/03        02/21/03
                                                           --------------  -------------   --------------  --------------
Liabilities & Shareholders' Equity
--------------------------------------------------------
Liabilities (Post-Petition)
--------------------------------------------------------
Current Liabilities
    DIP Financing Arrangement                                          -          4,000            4,000           2,500
    Accounts Payable                                                   -          4,945            6,004          10,661
    Note Payable                                                       -              -                -
    Accrued Expenses                                                   -            151            2,144           2,641
    Accrued Interest                                                   -             11               39              28
    Deferred Revenue                                                   -            131              144             217
    Accrued Warranty                                                   -            138              297             384
    Accrued Taxes/VAT                                                  -             19             (172)           (151)
    Accrued Royalties                                                  -            535              855           1,268
    Accrued Payroll and Commissions                                    -            947            2,963           2,614
    Accr. Acq. Related Restructuring Costs                             -            550                -               -
    Intercompany payable (receivable)                                  -            170             (248)           (177)
                                                           --------------  -------------   --------------  --------------
                                                           --------------  -------------   --------------  --------------
         Total current liabilities                                     -         11,597           16,026          19,985
                                                           --------------  -------------   --------------  --------------

Long-Term Liabilities
    Deferred Revenue                                                   -              -               29              34
    LT Warranty Accrual                                                -            110              172             261
    Other LT Liabilities (includes warrants)                           -              -              160             156
                                                           --------------  -------------   --------------  --------------
                                                           --------------  -------------   --------------  --------------
         Total long-term liabilities                                   -            110              361             451
                                                           --------------  -------------   --------------  --------------
                                                           --------------  -------------   --------------  --------------
Total Liabilities (Post-Petition)                                      -         11,707           16,387          20,436
                                                           --------------  -------------   --------------  --------------

Liabilities (Pre-Petition)
--------------------------------------------------------
Current Liabilities
    Secured debt                                                  93,462         93,462           93,462          93,462
    Priority debt                                                 29,268         29,268           30,000          30,000
    Note Payable                                                   1,651          1,651            1,651           1,651
    Accounts Payable                                              17,226          8,463            6,675           3,539
    Accrued Expenses                                               8,543          6,956            5,977           5,827
    Accrued Interest                                              14,128         13,927           13,928          13,928
    Deferred Revenue                                                 884            560              615             561
    Accrued Warranty                                               1,519          1,387            1,239           1,192
    Accrued Taxes/VAT                                               (457)             -               12               6
    Accrued Royalties                                              1,637            716              716             716
    Accrued Payroll and Commissions                                2,983          1,639              539             461
    Accr. Acq. Related Restructuring Costs                             -              -                -               -
    Intercompany payable (receivable)                                  -              -                -               -
                                                           --------------  -------------   --------------  --------------
         Total current liabilities                               170,844        158,029          154,814         151,343
                                                           --------------  -------------   --------------  --------------

Long-Term Liabilities
    Deferred Revenue                                                 550            555              523             501
    LT Warranty Accrual                                            1,557          1,497            1,441           1,383
    Other LT Liabilities (includes warrants)                         489            495              333             330
                                                           --------------  -------------   --------------  --------------
         Total long-term liabilities                               2,596          2,547            2,297           2,214
                                                           --------------  -------------   --------------  --------------
Total Liabilities (Pre-Petition)                                 173,440        160,576          157,111         153,557
                                                           --------------  -------------   --------------  --------------
Total Liabilities                                                173,440        172,283          173,498         173,993
                                                           --------------  -------------   --------------  --------------

Shareholders' Equity
    Preferred Stock                                                    1              1                1               1
    Common Shares                                                    129            129              129             129
    Additional Paid-in Capital                                    73,078         73,078           73,078          73,078
    Cumulative Translation Adjustment                             (3,277)        (2,593)          (1,662)         (1,776)
    Retained earnings - prepetition                             (166,834)      (166,834)        (166,834)       (166,834)
    Retained earnings - postpetition                                   -           (314)          (1,963)         (2,029)
    Less:  Treasury Shares                                        (1,357)        (1,357)          (1,357)         (1,357)
                                                           --------------  -------------   --------------  --------------
         Total Shareholders' Equity                              (98,260)       (97,890)         (98,608)        (98,788)
                                                           --------------  -------------   --------------  --------------
Total Liabilities and Shareholders, Equity                        75,180         74,393           74,890          75,205
                                                           ==============  =============   ==============  ==============

(a) The Consolidated Balance Sheet is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

                                                            --------------------   -------------------   -------------------
$ Amounts in thousands                                           Unaudited             Unaudited             Unaudited
                                                            --------------------   -------------------   -------------------
Consolidated Statement Of Cash Flows (MOR-3)          (a),(b)     12/31/02              01/24/02              02/21/03
                                                            --------------------   -------------------   -------------------

Cash Flows from Operating Activities
Net income/(loss)                                                          (314)               (1,649)                  (66)
    Adjustments to reconcile net income to net cash:
       Depreciation                                                         348                   472                   493
       Amortization                                                          95                     -                     -
       Change in fair value of warrants                                       -                   (10)                    -
(INCREASE) DECREASE IN ASSETS:
    Accounts receivable                                                     631                (1,170)                 (443)
    Inventories                                                           2,770                   832                   192
    Prepaid expenses and other                                           (1,124)                 (778)                   91
INCREASE (DECREASE) IN LIABILITIES:
    Accounts payable                                                     (6,450)                  (42)                1,769
    Accrued expenses                                                      1,771                (2,111)                  630
    Accrued payroll & commissions                                          (351)                  916                  (427)
    Other Long-term liabilities                                            (132)                   79                    26
                                                            --------------------   -------------------   -------------------
       Net Cash Provided by/(Used in) Operating Activities               (2,756)               (3,461)                2,265
                                                            --------------------   -------------------   -------------------

Cash Flows from Investing Activities
    Capital expenditures, net                                              (243)                  (61)                 (227)
    Proceeds from sale of assets                                              -                     -                     -
    Write-off of goodwill                                                     -                   633                     -
    Write-off of discount related to sub-debt                                 -                 2,383                     -
    Addition to intangible assets & other long-term assets, net            (706)                    -                   (58)
                                                            --------------------   -------------------   -------------------
       Net Cash Provided by/(Used in) Investing Activities                 (949)                2,955                  (285)
                                                            --------------------   -------------------   -------------------

Cash Flows from Financing Activities
    Additions to Debtor-In-Possession Financing Arrangement               4,000                     -                (1,500)
    Additions (Payments) of long-term debt                                    1                     -                     -
                                                            --------------------   -------------------   -------------------
       Net Cash Provided by/(Used in) Financing Activities                4,001                     -                (1,500)
                                                            --------------------   -------------------   -------------------

Effect of Exchange Rate Changes on Cash & Cash Equivalents                  684                   931                  (114)
                                                            --------------------   -------------------   -------------------

Net Increase (Decrease) in Cash & Cash Equivalents                          980                   425                   366
CASH AND CASH EQUIVALENTS, beginning of period                            2,328                 3,308                 3,733
                                                            --------------------   -------------------   -------------------
CASH AND CASH EQUIVALENTS, end of period                                  3,308                 3,733                 4,099
                                                            ====================   ===================   ===================


Notes:
(a) This Statement of Cashflows is for the PSC Inc., on a consolidated basis. All foreign subsidiaries included in this statement are excluded from the Chapter 11 filing of the debtors.

(b) (b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

                                                                      -----------------    -----------------    -----------------
                                                                         Unaudited            Unaudited            Unaudited
                                                                      -----------------    -----------------    -----------------
Schedule Of Cash Receipts & Disbursements (MOR-4)              (a),(b)    12/31/02             01/24/03             02/21/03
                                                                      -----------------    -----------------    -----------------
Cash Receipts
---------------------------------------------------------------
Accounts Receivable Collections                                                 10,394                7,780                7,263
Cash Repatriations From International Subsidiaries                               3,681                3,176                4,350
Additions to Post-Petition Debt                                                  4,000                    -
Other Cash Receipts                                                                  -
                                                                      -----------------    -----------------    -----------------
   Total Cash Receipts                                                          18,075               10,956               11,613
                                                                      -----------------    -----------------    -----------------

Operating Disbursements                                        (c)
---------------------------------------------------------------

Payroll and Payroll Taxes                                                        2,638                2,454                2,984
Accounts Payable And Accrued Liabilities                                        11,774                6,662                7,893
Consulting and Professionals In The Normal Course                                  201                  125                    8
Royalty Payments                                                                   921                   30                   20
Director & Officer Liability Insurance Payments                                    307                  600                    -
Rents                                                                              221                    -                    -
Capital Expenditures                                                               468                  185                  148
DIP Interest                                                                                             11                   30
                                                                      -----------------    -----------------    -----------------
Total Operating Disbursements                                                   16,530               10,067               11,083
                                                                      -----------------    -----------------    -----------------

Bankruptcy-Related Fees And Expenses                                                                      -
---------------------------------------------------------------

Payments To Professionals                                                            -                    -                  189
US Trustee Fees                                                                      -                    -                   10
Court Costs                                                                          -                    -                    -
Other Costs                                                                          -                    -                    -
                                                                      -----------------    -----------------    -----------------
Total Bankruptcy-Related Fees And Expenses                                           -                    -                  199
                                                                      -----------------    -----------------    -----------------
Total Cash Disbursements                                                        16,530               10,067               11,282
                                                                      -----------------    -----------------    -----------------

Net Change In Cash                                                               1,545                  889                  331
Beginning Cash Balance, US Bank Accounts                                          (282)               1,263                2,152
                                                                      -----------------    -----------------    -----------------
Ending Cash Balance, US Bank Accounts                                            1,263                2,152                2,483
                                                                      =================    =================    =================

Reconciliation To Balance Sheet:
Cash - US Bank Accounts                                                          1,263                2,152                2,483
Cash - International Bank Accounts (Not In Chapter 11)                           2,045                1,581                1,616
                                                                      -----------------    -----------------    -----------------
Total Cash Per Balance Sheet                                                     3,308                3,733                4,099
                                                                      =================    =================    =================


(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

$ Amounts in thousands

Schedule Of Cash Receipts & Disbursements (MOR-4A)   (a),(b)

                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------
                                 PSC Inc. PSC Scanning    Total   PSC Inc. PSC Scanning   Total     PSC Inc. PSC Scanning   Total
                                                       ---------                        ----------                        ----------
                                    Only     Only      Unaudited   Only        Only     Unaudited      Only      Only     Unaudited
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------
                                 12/31/02  12/31/02     12/31/02  01/24/03   01/24/03    01/24/03   02/21/03   02/21/03    02/21/03
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------
Cash Receipts
--------------------------------
Accounts Receivable Collections        -       10,394     10,394        -        7,780       7,780        -        7,263       7,263
Cash Repatriations From
 International Subsidiaries            -        3,681      3,681        -        3,176       3,176        -        4,350       4,350
Additions to Post-Petition Debt        -        4,000      4,000        -            -           -        -            -           -
Other Cash Receipts                    -            -          -        -            -           -        -            -           -
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------
   Total Cash Receipts                 -       18,075     18,075        -       10,956      10,956        -       11,613      11,613
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------

Operating Disbursements      (c)
--------------------------------

Payroll and Payroll Taxes             91        2,547      2,638       87        2,367       2,454      110        2,874       2,984
Accounts Payable And Accrued
 Liabilities                          72       11,702     11,774       46        6,599       6,662      515        7,361       7,893
Consulting and Professionals
 In The Normal Course                214          (13)       201       25          100         125        8            -           8
Royalty Payments                       -          921        921        -           30          30        -           20          20
Director & Officer Liability
 Insurance Payments                    -          307        307      600            -         600        -            -           -
Rents                                 17          204        221       17            -           -       17            -           -
Capital Expenditures                   -          468        468        -          185         185        -          148         148
DIP Interest                                                                        11          11                    30          30
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------
Total Operating Disbursements        394       16,136     16,530      775        9,281      10,067      650       10,403      11,083
                                 -------- ------------ ---------  -------- ------------ ----------  -------- ------------ ----------

Bankruptcy-Related Fees And
 Expenses
--------------------------------

Payments To Professionals                                      -                                 -                               189
US Trustee Fees                                                -                                 -                                10
Court Costs                                                    -                                 -                                 -
Other Costs                                                    -                                 -                                 -
                                                       ---------                        ----------                        ----------
Total Bankruptcy-Related Fees
 And Expenses                                                  -                                 -                               199
                                                       ---------                        ----------                        ----------
                                                       ---------                        ----------                        ----------
Total Cash Disbursements                                  16,530                            10,067                            11,282
                                                       ---------                        ----------                        ----------

Net Change In Cash                                         1,545                               889                               331
Beginning Cash Balance,
 US Bank Accounts                                           (282)                            1,263                             2,152
                                                       ---------                        ----------                        ----------
Ending Cash Balance,
 US Bank Accounts                                          1,263                             2,152                             2,483
                                                       =========                        ==========                        ==========

Reconciliation To Balance Sheet:
Cash - US Bank Accounts                                    1,263                             2,152                             2,483
Cash - International Bank
 Accounts (Not In Chapter 11)                              2,045                             1,581                             1,616
                                                       ---------                        ----------                        ----------
Total Cash Per Balance Sheet                               3,308                             3,733                             4,099
                                                       =========                        ==========                        ==========

(a) This schedule of Cash Receipts And Disbursements is related to US-only disbursements that are treated in accordance with the Chapter 11 provisions. International revenues and expenses are excluded. Note that Cash Repatriations From International Subsidiaries is the net cash swept from foreign cash collections, after local disbursements.

(b) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

(c) Includes payment of Court-approved Pre-Petition items.

PSC, Inc.
PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

                                                               ------------------    -----------------    -----------------
                                                                   Unaudited            Unaudited            Unaudited
                                                               ------------------    -----------------    -----------------
Schedule of Accounts Payable (MOR-5)                               12/31/02              01/24/03             02/21/03
                                                               ------------------    -----------------    -----------------
Trade Accounts Payable
US Pre-Petition Accounts Payable                                           7,870                6,675                5,190
US Post-Petition Accounts Payable                                          4,945                5,551                9,973
Foreign Subsidiary Accounts Payable                                          593                  453                  688
                                                               ------------------    -----------------    -----------------
    Total Consolidated Accounts Payable                                   13,408               12,679               15,851
                                                               ==================    =================    =================

                                                               ------------------    -----------------    -----------------
                                                                    Payable               Payable              Payable
Intercompany Trade Accounts                               (a)     (Receivable)         (Receivable)         (Receivable)
                                                               ------------------    -----------------    -----------------
    PSC Inc.  (debtor)                                                     9,715               14,012               15,554
    PSC Scanning, Inc  (debtor)                                          (19,765)             (21,708)             (23,713)
    PSC UK                                                                  (233)                (337)                (150)
    PSC France                                                               686                  623                  843
    PSC Italy                                                              2,551                2,713                2,510
    PSC Germany                                                            3,559                3,594                4,157
    PSC Australia                                                             10                 (138)                (190)
    PSC Japan                                                                268                  287                   40
    Consolidation Eliminations                                             3,209                  954                  949
                                                               ------------------    -----------------    -----------------
    Total Intercompany Trade Accounts                                          -                    -                    -
                                                               ==================    =================    =================

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

Schedule of Sales And Use Taxes (MOR-6)                                                         Unaudited

                                                         Sales & Use Tax Liability
                                                        ---------------------------
Jurisdiction                          01/24/03 Balance   Total Collections   Payments Made   Payment Date   02/21/03 Balance
------------------------------------ ------------------ ------------------- --------------- -------------- ------------------
Canada                                          1,939             120                                            2,059
Arkansas                                          322               -             (322)        2/14/03               -
Arizona                                        (7,132)            600                                           (6,532)
California                                       (454)            899                                              445
Colorado                                          170             169             (170)        2/14/03             169
Florida                                           415           1,120             (415)        2/14/03           1,120
Georgia                                         2,069           1,008           (2,069)        2/14/03           1,008
Hawaii/adj to be made                             (22)              -                                              (22)
Illinois                                        1,215             262           (1,215)        2/14/03             262
Indiana                                        (8,884)            416                                           (8,468)
Louisiana/adj to be made                           (6)              -                                               (6)
Massachusetts                                    (692)            149                                             (543)
Maryland                                           27             128                                              155
Michigan                                          310             269             (310)         2/7/03             269
Minnesota                                       3,877             255           (3,866)        1/29/03             267
Minnesota/adj to be made                        1,305               -                                            1,305
North Carolina                                    893           3,065             (893)         2/7/03           3,065
New Jersey                                     (6,707)          1,489                                           (5,218)
New York                                         (681)            (83)                                            (763)
Ohio                                            1,208             654           (1,208)        2/14/03             654
Oklahoma                                          (46)             20                                              (26)
Pennsylvania                                    2,283             616           (2,283)        2/14/03             616
Tennessee                                         515            (314)            (515)        2/14/03            (314)
Texas                                           1,329           1,346           (1,329)        2/14/03           1,346
Virginia                                          135              50             (135)        2/14/03              50
Washington                                       (506)            136              (31)        2/14/03            (401)
Posting errors to be adj                            6              62                                               68

Total                                          (7,110)         12,435          (14,762)                         (9,436)
                                     ================== =================== =============== ============== ==================

(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

Schedule of Payroll & Payroll Taxes (MOR-7)                                                         Unaudited

                     Gross Salary/Wages Paid       Employee Payroll Taxes          Employer Payroll Taxes       Date Taxes Remitted
                                                         Withheld                       Contributions
  Jurisdiction     1/31/03    2/14/03      Total  1/31/03    2/14/03      Total   1/31/03  2/14/03     Total     1/31/03    2/14/03
----------------- ------------------------------- ------------------------------ --------------------------- -----------------------
                  1,434,077  1,209,453  2,643,529                                                              1/31/2003  2/14/2003
 Federal                                          189,379    142,324    331,704                            -   1/31/2003  2/14/2003
 EIC                                                    -        (31)       (31)                           -   1/31/2003  2/14/2003
 Social Security                                   86,955     73,038    159,993   86,955    73,038   159,993   1/31/2003  2/14/2003
 Medicare                                          20,336     17,081     37,418   20,336    17,081    37,418   1/31/2003  2/14/2003
 FUTA                                                                         -    5,644     3,821     9,464   1/31/2003  2/14/2003
 California                                         4,881      2,410      7,291      212                 212   1/31/2003  2/14/2003
 Colorado                                             264        258        522       78                  78   1/31/2003  2/14/2003
 Florida                                                -          -          -       52        11        63   1/31/2003  2/14/2003
 Georgia                                            2,713      2,129      4,842       13         1        14   1/31/2003  2/14/2003
 Indiana                                               80        167        247       51                  51   1/31/2003  2/14/2003
 Massachusetts                                        363        235        599       71                  71   1/31/2003  2/14/2003
 Maryland                                               -          -          -        -                   -
 North Carolina                                       842        325      1,167      205                 205   1/31/2003  2/14/2003
 New Jersey                                           984        571      1,554      602       322       924   1/31/2003  2/14/2003
 Nevada                                                 -          -          -      314                 314   1/31/2003  2/14/2003
 New York                                             592        484      1,076      315       110       425   1/31/2003  2/14/2003
 Ohio                                               4,131      3,107      7,238      179        14       193   1/31/2003  2/14/2003
 Oregon                                            58,462     53,875    112,337   26,381    24,799    51,180   1/31/2003  2/14/2003
 Pennslyvania                                       1,352        541      1,893       36         2        38   1/31/2003  2/14/2003
 Texas                                                  -          -          -      121                 121   1/31/2003  2/14/2003
 Utah                                                 353        358        711        6         6        12   1/31/2003  2/14/2003
 Washington                                             -          -          -       41        30        71   1/31/2003  2/14/2003
 Canada              10,219      5,948     16,167     707        406      1,113      793       456     1,249   1/29/2003  2/12/2003
                                                                              -                            -
                  ------------------------------- ------------------------------ ----------------------------
 Total            1,444,296  1,215,401  2,659,696 372,394    297,279    669,672  142,404   119,691   262,096
                  =============================== ============================== ============================

(a) Reporting period for December, 2002 is actually from November 22, 2002 (the petition filing date) to December 31, 2002. The Reporting period for January, 2003 is actually January 1 to January 24, 2003, and for February, the reporting period is January 24, 2003 to February 21, 2003.

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

Schedule of Property Taxes (MOR-8)                                                                                         Unaudited
                                                                                              Property Taxes
                                                                     -------------------------------------------------------------
Jurisdication             Location         Asset Description         1/25 - 2/21    Accrued      Total     Paid         Date Paid
                                                                       Expensed     Liability
------------------------- ---------------- ------------------------- -------------- ---------- --------- ------ ------------------
Boulder County            Boulder, CO      Tooling (scrapped in 2001)      936                     936      936         2/13/2003
Miami Dade County         Miami, CA        office furniture/equip                                    -
Citicorp Vendor Finance   Philadelphia, PA 2 photo copiers                                           -
Siemens Financial         Chicago, IL      Manufacturing Equip.        (25,881)                (25,881)            Not Applicable
Clark County              Vancouver, WA    Tooling                       1,975                   1,975    1,975         1/31/2002
                          Vancouver, WA    Refund of Prior Payments                                  -
Nielsen Family PartnershipEugene, OR       Building Rent                                             -
Sonoma County             Sonoma, CA                                                                 -
Lane County               Eugene, OR       various asset classes       124,098      (27,102)    96,996   96,996           2/13/03
                                                                     ------------------------------------------
Total                                                                  101,128      (27,102)    74,026   99,907
                                                                     ==========================================

                                                                       (25,881)             Reversal of Prior Period Error
                                                                                    (27,102)Reversal of Prior Period Tax Accrual

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

Schedule of Income Taxes (MOR-9)
                                                                                                                    ---------------
                                                                                                                       Unaudited
                                                                                                                    ---------------
                               ----------------------------------------------------------------------------------------------------
                                  1/24/2003           Tax             Tax              Tax              Tax           2/24/2003
                                Tax Liability       Refunds           Due            Withheld         Payments      Tax Liability
                               ----------------------------------------------------------------------------------------------------
Federal Income Tax                            -               -                -                -                -               -
                                                                                                -
State Income Tax                              -               -                -                -                -               -
     Pennsalvania Refund                      -         (451.00)               -                -                -               -
     NY State Refund                          -               -                -                -                -               -
     Michigan State Tax Refund                -       (6,622.00)               -                -                -               -


Foreign Income Tax                            -               -                -                -                -               -

                               ----------------------------------------------------------------------------------------------------
Total                                         -       (7,073.00)               -                -                -               -
                               ====================================================================================================

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003
$ Amounts in thousands

Schedule of Accounts Receivable (MOR-10)
                                       ------------------     ------------------
                                           Unaudited              Unaudited
                                       ------------------     ------------------
                                       ------------------     ------------------
                                          January 2003          February 2003
                                       ------------------     ------------------
US                                                15,668                 15,369
Europe                                            13,253                 14,347
Asia                                               1,908                  1,585
Total Accounts Receivable                         30,829                 31,301
                                       ------------------     ------------------
Allowance For Doubtful Accounts                     (647)                  (676)
                                       ------------------     ------------------
    Net Accounts Receivable                       30,182                 30,625
                                       ==================     ==================

PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:  February 2003

Debtor Questionnaire (MOR-11)
                                                                  February 2003
---------------------------------------------------------------- ---------------
Must be completed each month                                      Yes        No
---------------------------------------------------------------- ---------------
1.  Have any assets been sold or transferred outside the                      X
    normal course of business this period? If yes, provide an explantion below.

2.  Have any funds been disbursed for any account other                       X
    than a debtor in possession account this reporting period? If yes, provide an explanation below.

3.  Have all postpetition tax returns been timely filed?            X
    If no, provide an explanation below.

4.  Are workers compensation and general liability and other        X
    necessary insurance coverages in effect? If no, provide an explanation below.

5)  All insurance policies are fully paid for the current period.   X

6)  All amounts relating to workers compensation and                X
    disability insurance have been paid for the current period.

                                                                          MOR-12
PSC Inc.
Case #:   02-15876 (SMB)
Reporting Period:    February, 2002

Notes to Financials

1.  THE COMPANY

The accompanying financial statements are comprised of the accounts of PSC Inc. (a New York corporation) (the Company) and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain schedules have been provided to provide direct cash receipts and disbursement information that relates solely to the debtors.

On November 22, 2002, PSC Inc. and PSC Scanning, Inc. (both US corporations) (the debtors) filed for protection from creditors under Chapter 11, of the US Bankruptcy Code. The Company filed a Plan of Reorganization outlining its anticipated treatment of various creditor classes on the same date. At the time of the filing, the debtors had negotiated a Debtor-In-Possession financing arrangement (DIP financing) to provide up to $20 million in working capital for the period of reorganization, subject to certain performance covenants. This DIP financing was subsequently approved by the Bankruptcy Court. As of February, 2002, the Company was in compliance with all performance covenants.


2.  SUMMARY OF SIGNIFIGANT ACCOUNTING POLICIES

The accompanying unaudited consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates, including those related to revenue recognition, bad debts, inventories, warranty obligations, and income taxes. We base our estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. We believe the following critical accounting policies and the related judgments and estimates affect the preparation of our consolidated financial statements.

The Company reports its results from operations on a fiscal month reporting basis. As such, the first and second month of each quarter is a 4-week month and the third month of each quarter is a 5-week month. At yearend, the last month of the year is extended or reduced so that the year end falls on the last day of the calendar year. Management believes that this reporting policy facilitates effective management of the business. However, for monthly reporting purposes, comparability of monthly results can be affected by the differences in the length of the reporting period.

REVENUE RECOGNITION. Our policy is to recognize revenue upon delivery of our products to our customers and the fulfillment of all contractual terms and conditions, pursuant to the guidance provided by Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB 101), issued by the Securities and Exchange Commission.

Revenue related to the sales of the Company's scanning products is generally recognized when products are shipped or services are rendered, the risk of loss has passed to the customer, the sales price is fixed or determinable, and collectibility is reasonably assured. Some distributors and dealer agreements allow for return of product and/or price protection under certain conditions within limited time periods. The Company maintains a reserve for sales returns and price adjustments based on historical experience and other qualitative factors. Estimated sales returns and price protection amounts are reserved for against revenue in the month in which it is recognized. These estimates have not differed materially from actual results. Service and maintenance sales are recognized over the contract term.

ALLOWANCE FOR DOUBTFUL ACCOUNTS. Our policy is to maintain allowances for estimated losses resulting from the inability of our customers to make required payments. Credit limits are established through a process of reviewing the financial history and stability of each customer. Where appropriate, we obtain credit rating reports and financial statements of the customer when determining or modifying their credit limits. We regularly evaluate the collectibility of our trade receivable balances based on a combination of factors. When a customer's account balance becomes past due, we initiate dialogue with the customer to determine the cause. If it is determined that the customer will be unable to meet its financial obligation to us, such as in the case of a bankruptcy filing, deterioration in the customer's operating results or financial position or other material events impacting their business, we record a specific allowance to reduce the related receivable to the amount we expect to recover given all information presently available.

We also record an allowance for all other customers based on certain other factors including the length of time the receivables are past due and historical collection experience with individual customers. If the financial conditions of those customers were to deteriorate, however, resulting in their inability to make payments, we may need to record additional allowances, which would result in additional selling, general and administrative expenses being recorded for the period in which such determination was made.

INVENTORY RESERVES. As a designer and manufacturer of bar code verification products, we are exposed to a number of economic and industry factors that could result in portions of our inventory becoming either obsolete or in excess of anticipated usage. These factors include, but are not limited to, technological changes in our markets, our ability to meet changing customer requirements, competitive pressures in products and prices, and the availability of key components from our suppliers. Our policy is to establish inventory reserves when conditions exist that suggest that our inventory may be in excess of anticipated demand, or is obsolete based upon our assumptions about future demand for our products and market conditions. We regularly evaluate the ability to realize the value of our inventory based on a combination of factors including the following: historical usage rates, forecasted sales or usage, product end of life dates, estimated current and future market values and new product introductions. Purchasing requirements and alternative usage avenues are explored within these processes to mitigate inventory exposure. When recorded, our reserves are intended to reduce the carrying value of our inventory to its net realizable value.

PRODUCT WARRANTIES. Our products are sold with warranty provisions that require us to remedy deficiencies in quality or performance of our products over a specified period of time at no cost to our customers. Our policy is to establish warranty reserves at levels that represent our estimate of the costs that will be incurred to fulfill those warranty requirements at the time that revenue is recognized. We believe that our recorded liability at December 31, 2002, is adequate to cover our future cost of materials, labor and overhead for the servicing of our products sold through that date. If actual product failures, or material or service delivery costs differ from our estimates, our warranty liability would need to be revised accordingly.

INCOME TAXES. The Company has recorded a valuation allowance to reduce our deferred tax assets to the amount that is more likely than not to be realized. The Company has assessed the valuation allowance based upon our estimate of future taxable income covering a relatively short time horizon given the volatility in the markets we serve and our historic operating results. External market data is considered in this evaluation. The availability of tax planning strategies to utilize our recorded deferred tax assets is also considered.

DEBT. Prepetition senior secured and subordinated unsecured debt was acquired from the Company's prior lenders by affiliates of Littlejohn & Co., LLC (Littlejohn), a private investment firm based in Greenwich, Connecticut. Littlejohn makes control equity investments in mid-sized companies that can benefit from operational or financial restructuring. Immediately following the debt purchase, and agreement with the terms of an arrangement between Littlejohn and the Company, the debtors filed a petition from protection from creditors under Chapter 11 of the US Bankruptcy Code. Simultaneously with the filing of the bankruptcy petition, the debtors also filed a Plan of Reorganization (the
Plan) which, among other provisions, contemplates that all pre-petition debt will be converted to equity upon confirmation of the Plan.

As an integral part of the arrangement between Littlejohn and the Company, a DIP financing arrangement was agreed upon, to provide working capital financing during the period of reorganization, for amounts up to $20 million. The DIP financing arrangement provides that the Company maintain certain financial and non-financial performance covenants, including minimum revenue, cash receipts and cash disbursements results and well as cash flow and EBITDA performance measurements. In addition, there are certain non-financial performance measures related to progressing efficiently through the reorganization process. The DIP financing arrangement expires on March 31, 2003.

GOODWILL. In November 2002, in conjunction with the filing of the Chapter 11 reorganization, all goodwill was determined to be impaired. The write-off resulted in a charge of $63 million recorded in November 2002.